Exhibit (c) (14)

Preliminary Analysis – For Discussion Purposes Only

*Strictly Private and Confidential*

# PRESENTATION TO THE DENALI SPECIAL COMMITTEE

January 15, 2013

*[***] indicates information that has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information has been filed separately with the Securities and Exchange Commission (the "SEC").*

STRICTLY PRIVATE AND CONFIDENTIAL

J.P.Morgan

Preliminary Analysis – For Discussion Purposes Only Strictly Private and Confidential

This presentation was prepared exclusively for the benefit and internal use of the J.P. Morgan client to whom it is directly addressed and delivered (including such client’s subsidiaries, the “Company”) in order to assist the Company in evaluating, on a preliminary basis, the feasibility of a possible transaction or transactions and does not carry any right of publication or disclosure, in whole or in part, to any other party. This presentation is for discussion purposes only and is incomplete without reference to, and should be viewed solely in conjunction with, the oral briefing provided by J.P. Morgan. Neither this presentation nor any of its contents may be disclosed or used for any other purpose without the prior written consent of J.P. Morgan.

The information in this presentation is based upon any management forecasts supplied to us and reflects prevailing conditions and our views as of this date, all of which are accordingly subject to change. J.P. Morgan’s opinions and estimates constitute J.P. Morgan’s judgment and should be regarded as indicative, preliminary and for illustrative purposes only. In preparing this presentation, we have relied upon and assumed, without independent verification, the accuracy and completeness of all information available from public sources or which was provided to us by or on behalf of the Company or which was otherwise reviewed by us. In addition, our analyses are not and do not purport to be appraisals of the assets, stock, or business of the Company or any other entity. J.P. Morgan makes no representations as to the actual value which may be received in connection with a transaction nor the legal, tax or accounting effects of consummating a transaction. Unless expressly contemplated hereby, the information in this presentation does not take into account the effects of a possible transaction or transactions involving an actual or potential change of control, which may have significant valuation and other effects.

Notwithstanding anything herein to the contrary, the Company and each of its employees, representatives or other agents may disclose to any and all persons, without limitation of any kind, the U.S. federal and state income tax treatment and the U.S. federal and state income tax structure of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Company relating to such tax treatment and tax structure insofar as such treatment and/or structure relates to a U.S. federal or state income tax strategy provided to the Company by J.P. Morgan.

J.P. Morgan’s policies prohibit employees from offering, directly or indirectly, a favorable research rating or specific price target, or offering to change a rating or price target, to a subject company as consideration or inducement for the receipt of business or for compensation. J.P. Morgan also prohibits its research analysts from being compensated for involvement in investment banking transactions except to the extent that such participation is intended to benefit investors.

IRS Circular 230 Disclosure: JPMorgan Chase & Co. and its affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters included herein (including any attachments) is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone not affiliated with JPMorgan Chase & Co. of any of the matters addressed herein or for the purpose of avoiding U.S. tax-related penalties.

J.P. Morgan is a marketing name for investment banking businesses of JPMorgan Chase & Co. and its subsidiaries worldwide. Securities, syndicated loan arranging, financial advisory and other investment banking activities are performed by a combination of J.P. Morgan Securities LLC, J.P. Morgan plc, J.P. Morgan Securities Ltd. and the appropriately licensed subsidiaries of JPMorgan Chase & Co. in Asia-Pacific, and lending, derivatives and other commercial banking activities are performed by JPMorgan Chase Bank, N.A. J.P. Morgan deal team members may be employees of any of the foregoing entities.

PRESENTATION TO THE DENALI SPECIAL COMMITTEE

DENALI J.P.Morgan

PRESENTATION TO THE DENALI SPECIAL COMMITTEE

Preliminary Analysis – For Discussion Purposes Only Strictly Private and Confidential

Agenda

Page

Industry perspectives and Denali valuation observations

1

Leveraged finance market overview and potential LBO analysis

12

Appendix

17

DENALI 1 J.P.Morgan

Preliminary Analysis – Discussion Purposes Only

Strictly Private and Confidential

Denali’s stock price performance

Stock price performance since formation of Special Committee on 8/20/12

Since SC

formation

(8/20/12)

Since

Goldman

report

(12/3/12)

1-year

3-year

CY13E Consensus

Cash

adj. FV/

EBITDA 1 P / E

Denali (13.4%) 12.9% (31.7%) (27.8%) 4.3x 6.5x

Hp (19.6%) 24.4% (40.0%) (68.9%) 4.0x 4.8x

Lenovo 14.3% 5.7% 32.5% 38.9% 6.5x 15.1x

ASUS 21.6% 4.9% 51.0% 44.3% 5.9x 10.9x

acer (4.5%) (2.0%) (32.8%) (72.3%) 7.1x 23.2x

CSC 27.2% 10.2% 68.6% (25.4%) 4.2x 15.6x

Tech data 2 (9.4%) 6.9% (8.7%) 3.1% 4.5x 8.4x

xerox (2.2%) 6.6% (10.7%) (18.0%) 5.7x 6.5x

8/21/12 Q2 FY13 results: Revenue missed expectations by (1%) and was down (8%) YoY. EPS beat consensus by 11% and was down (7%) YoY

9/14/12 Initial SC meeting

9/23/12 SC meeting with Board to review forecast benchmarking

10/18/12 Follow up SC meeting on process and strategic alternatives

11/15/12 Q3 FY13 results: Revenue missed expectations by (1%) and was down (11%) YoY. EPS missed consensus by (3%) and was down (28%) YoY

12/22/12 SC meeting to review process

Denali $10.88 (13%)

8/20/12 Formation of Special Committee (“SC”)

9/21/12 Follow up SC meeting with Board

10/9/12 SC meeting on process and strategic alternatives

10/27/12 SC meeting to review initial indications

12/03/12 Goldman Sachs (“GS”) upgrades Denali from “Sell” to “Buy”

12/06/12 SC meeting to review revised Salamander indication and strategic alternatives

1/03/13 UBS raises price target from $9.75 to $10.50

$16.00

$14.00

$12.00

$10.00

$8.00

$6.00

8/20/12

9/17/12

10/16/12

11/14/12

12/13/12

1/11/13

Source: Company press releases, FactSet as of 1/11/13

Note: SC meetings represent meetings where J.P. Morgan was present; Earnings results show performance relative to Street consensus

1 Firm value adjusted for repatriation of foreign cash, assuming a friction cost of 35%; 2 Tech Data not pro-forma for acquisition of select distribution companies from SDG

INDUSTRY PERSPECTIVE AND DENALI VALUATION OBSERVATIONS

DENALI 2 J.P.Morgan

Preliminary Analysis – For Discussion Purposes Only Strictly Private and Confidential

INDUSTRY PERSPECTIVES AND DENALI VALUATION OBSERVATIONS

# 9/21 management plan

## Revenue ($ in billions)



CAGR FY13E–16E: 5.0%
$62.1
$57.5
$59.9
$63.2
$66.6
FY12A FY13E FY14E FY15E FY16E

| | | | | |
|---|---|---|---|---|
| *% growth* | *(7.4%)* | *4.2%* | *5.5%* | *5.3%* |

## Gross profit ($ in billions)



CAGR FY13E–16E: 6.3%
$14.2
$12.8
$13.7
$14.6
$15.3
FY12A FY13E FY14E FY15E FY16E

| | | | | |
|---|---|---|---|---|
| *% margin* | *22.2%* | *22.8%* | *23.0%* | *23.0%* |

## Operating income ($ in billions)



CAGR FY13E–16E: 9.6%
$5.1
$4.0
$4.2
$4.9
$5.3
FY12A FY13E FY14E FY15E FY16E

| | | | | |
|---|---|---|---|---|
| *% margin* | *7.0%* | *7.0%* | *7.7%* | *7.9%* |

## EPS ($ per share)



CAGR FY13E–16E: 11.8%
$2.13
$1.70
$1.81
$2.14
$2.37
FY12A FY13E FY14E FY15E FY16E

| | | | | |
|---|---|---|---|---|
| *% growth* | *(20.5%)* | *6.5%* | *18.6%* | *10.6%* |

Source: Management estimates
Note: 9/21 management plan does not include contingencies
[1]IDC Q4 2012 forecast based on Dec '12 preliminary data

## Developments since 9/21 management plan

- **Significant reduction in PC industry forecasts**
  - Q4 2012 PC shipments down (6.4%) YoY vs. (4.4%) forecast
  - IDC and Gartner have lowered shipment forecasts for 2012-2015 from 7.0% to 4.1%[1] and 7.4% to 3.5%, respectively
  - Denali Q4 market share declined 10bps QoQ to 10.6%
- **Denali missed Q3 revenue and EPS estimates**
  - Revenue missed by (1.3%), down (10.7%) YoY
  - EPS missed by (2.5%), down (27.8%) YoY
- **Reduced Street expectations for FY14E**
  - Denali revenue and EPS consensus estimates declined by (3.2%) and (6.7%), respectively
- **Secular challenges persist, including extended PC refresh cycle, weak Windows 8 performance and slowdown in Windows 7 upgrades**
- **Budget shifts toward other mobile devices starting to impact PC growth in emerging markets**
- **Heightened competitive pressures**
  - Microsoft's entry into tablet market with Surface
  - Lenovo's entry into U.S. high-end PC market
- **Apple cuts component orders for the iPhone 5 due to weaker-than-expected demand**
- **IT spending below forecast in 2012 but expected to improve in 2013**
  - Gartner raised 2013 forecast to 4.2% from 3.8%

DENALI 3 J.P.Morgan

Normal;H1;H2;H3;H4;H5;H6;Blockquote;Preformatted;z-Bottom of Form;z-Top of Form;I N D U S T R Y P E R S P E C T I V E S A N D D E N A L I V A L U A T I O N O B S E R V A T I O N S Chronology of FY14 scenarios July strategic plan FY13 at $63bn revenue EUC 5% CAGR FY13–FY16 at [***]% GM $66.0 $5.6 $10.0 Scenario / key drivers Revenue ($bn) Opex ($bn) Opinc ($bn) 23.7% GM% 9/21 plan Tops down scenario Softer FY13, $57.5bn revenue Slower growth, especially EUC at (1%) Weaker margin rate, especially EUC at ([***]%) Moderated operating expense spend 59.9 4.2 9.5 22.8% FY14 internal plan Softer FY13, $56.7bn revenue Requires trajectory improvement of EUC at +3% EUC margin at [***]% vs. likely Q4 exit of ~[***]% 59.9 4.1 9.5 22.7% FY14 preliminary BoD plan Stabilized trajectory at current rate Weaker EUC margins offset by lower EUC mix Lower operating expenses Generally consistent with consensus 56.0 3.7 9.0 22.7% 4 Source: Denali Management [***] indicates information that has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Exchange Act and has been filed separately with the SEC.

Normal;H1;H2;H3;H4;H5;H6;Blockquote;Preformatted;z-Bottom of Form;z-Top of Form;I N D U S T R Y P E R S P E C T I V E S A N D D E N A L I V A L U A T I O N O B S E R V A T I O N S Observations on Management’s revised FY14E plans FY14 plans1 vs. 9/21 plan and Street consensus ($ in billions) Key observations Source: Company filings; Denali Management for 9/21 plan, FY14 internal plan and FY14 preliminary BoD plan; Wall Street research for Street consensus 1 Internal plan and preliminary BoD plan as of 12/19/12 (not Board approved) 2 Current Street consensus as of 1/11/13 FY14 internal plan, which represents aspirational goals, is similar to the 9/21 management plan EUC revenue expected to be higher by 1.0% but gross margin lower by [***] bps Largest offset from Services revenue declining 4.1% Variance between FY14 internal plan and Street consensus has widened since September 2012 Variance for revenue and EPS was 3.8% and 1.1%, respectively, in September Denali FY14 preliminary BoD plan is close to Street consensus FY14 internal plan quarterly review FY13E 1 FY14E (4%) (8%) (11%) (12%) 1% 3% 9% 10% (27%) (15%) (31%) (22%) (9%) (8%) 19% 21% Q1A Q2A Q3A Q4E Q1E Q2E Q3E Q4E Revenue YoY growth: Significant contribution from 2H FY14 Operating income YoY growth: Management guidance on February 19th earnings likely to be $1.50-$1.60, compared to current Street consensus of $1.67 Street consensus2 9/21 plan Street consensus2 9/21 plan 1 5 [***] indicates information that has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Exchange Act and has been filed separately with the SEC.

Preliminary Analysis – For Discussion Purposes Only Strictly Private and Confidential

BCG base forecast – segment revenue

BCG revenue base forecast vs. 9/21 plan

FY13E-16E CAGR

Segment

BCG forecast

9/21 plan

EUC (PC and Mobility)

(6.0%)

3.0%

Enterprise (ESG)

5.1%

7.9%

S&P

(3.2%)

2.7%

Services

4.7%

5.7%

Software

40.5%

52.6%

Total

(1.1%)

5.0%

Source: BCG, Denali management

Key assumptions underlying BCG forecast

Moderate Denali share loss in PC markets in line with history

Assumes 3 points of share loss in PCs driven by share loss in emerging markets and value segments

S&P and Support & Deployment decline moderately due to PC mix shift to lower-value units

Denali captures share in rapidly growing tablet market (9% in developed markets and 4.5% in emerging markets of Windows tablet market)

Aggregate tablet revenue of $1.1bn expected in FY16E

Expected revenue of non-EUC businesses to grow at underlying segment growth rates

INDUSTRY PERSPECTIVES AND DENALI VALUATION OBSERVATIONS

DENALI 6 J.P.Morgan

Preliminary Analysis – For Discussion Purposes Only
*Strictly Private and Confidential*
INDUSTRY PERSPECTIVES AND DENALI VALUATION OBSERVATIONS

# BCG base forecast – operating model

## Revenue ($ in billions)


FY13-16E CAGR
9/21 plan: 5.0%
BCG: (1.1%)
$62.1
$56.8
$56.4
$55.5
$55.1
FY12A
FY13E
FY14E
FY15E
FY16E

| | | | | |
|---|---|---|---|---|
| *% growth* | *(8.4%)* | *(0.7%)* | *(1.7%)* | *(0.8%)* |

## Gross profit ($ in billions)


FY13-16E CAGR
9/21 plan: 6.3%
BCG: (0.6%)
$14.2
$12.8
$12.9
$12.6
$12.5
FY12A
FY13E
FY14E
FY15E
FY16E

| | | | | |
|---|---|---|---|---|
| *% margin* | *22.5%* | *22.8%* | *22.8%* | *22.8%* |

## Operating income ($ in billions)


FY13-16E CAGR
9/21 plan: 9.6%
BCG: (6.2%)
$5.1
$3.9
$3.4
$3.3
$3.2
FY12A
FY13E
FY14E
FY15E
FY16E

| | | | | |
|---|---|---|---|---|
| *% margin* | *6.8%* | *5.9%* | *5.9%* | *5.8%* |

## EPS ($ per share)


FY13-16E CAGR
9/21 plan: 11.8%
BCG: (5.1%)
$2.13
$1.63
$1.43
$1.42
$1.39
FY12A
FY13E
FY14E
FY15E
FY16E

| | | | | |
|---|---|---|---|---|
| *% growth* | *(23.7%)* | *(12.1%)* | *(0.7%)* | *(2.1%)* |

## Key observations

- **Revenue forecasts similar to analyst consensus**
- **Declines in EUC gross margin % driven by mix-shift towards value segments and ASP declines**
- **Base case excludes incremental operating / productivity improvement**
  - R&D is based on 9/21 plan
  - Sales and other opex % assumed constant at FY12 levels
- **Working capital assumptions do not factor in other adjustments, including financing receivables**

**BCG case and BCG restructuring case used BCG estimates through operating income and management estimates for interest expense, tax rate, projected share count and other cash flow assumptions**

DENALI
7
J.P.Morgan

Normal;H1;H2;H3;H4;H5;H6;Blockquote;Preformatted;z-Bottom of Form;z-Top of Form;I N D U S T R Y P E R S P E C T I V E S A N D D E N A L I V A L U A T I O N O B S E R V A T I O N S BCG restructuring case – productivity cost take-out initiatives $ in billions Source: BCG estimates, Management estimates, Wall Street research 1 Includes Core Denali attached S&P and Support & Deployment. Excludes stock-based compensation expense BCG assumptions and observations $3.3bn at 100% attainment [***] [***] Assumes phasing of 10% in FY14, 50% in FY15 and 100% in FY16 Considerations around up-front costs to achieve and management execution Excludes the other identified management initiatives Potential sales force efficiency overlap with productivity initiatives Maintain / grow core share Does not capture potential reinvestment in the business, COGS savings pass-through to customers and potential disruption to business 2.3% 5.6% 8.2% 9.1% 1.1% 5.2% 8 [***] indicates information that has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Exchange Act and has been filed separately with the SEC.

Preliminary Analysis – For Discussion Purposes Only
Strictly Private and Confidential
INDUSTRY PERSPECTIVES AND DENALI VALUATION OBSERVATIONS

# Comparison of financial forecast cases

## FY14E

### Revenue ($bn)


$51.3
$56.4
$55.9
$58.5
$59.9
$56.0
Illustrative market-low case¹
BCG case
Illustrative consensus²
Illustrative market-high case³
FY14 internal plan
FY14 prelim. BoD plan

| | | | | | |
|---|---|---|---|---|---|
| *y/y growth (9.1%)* | *(0.7%)* | *(1.5%)* | *2.8%* | *5.6%* | *(1.3%)* |

### Operating income ($bn)


- 75% restructuring case
$3.6
$3.6
$3.4
$3.7
$4.1
$4.1
$3.7
Illustrative market-low case¹
BCG case
Illustrative consensus²
Illustrative market-high case³
FY14 internal plan
FY14 prelim. BoD plan

| | | | | | | |
|---|---|---|---|---|---|---|
| *Margin* | *7.1%* | *5.9%* | *6.7%* | *7.0%* | *6.8%* | *6.6%* |

### EPS


- 75% restructuring case
$1.62
$1.54
$1.43
$1.67
$1.80
$1.76
$1.59
Illustrative market-low case¹
BCG case
Illustrative consensus²
Illustrative market-high case³
FY14 internal plan
FY14 prelim. BoD plan

| | | | | | |
|---|---|---|---|---|---|
| *y/y growth (4.6%)* | *(12.1%)* | *(2.3%)* | *3.8%* | *3.5%* | *(6.5%)* |

## FY16E

### Revenue ($bn)


$43.7
$55.1
$55.3
$61.7
$66.6
Illustrative market-low case¹
BCG case
Illustrative consensus²
Illustrative market-high case³
9/21 plan ⁴

| | | | | |
|---|---|---|---|---|
| *13–16E CAGR (8.2%)* | *(1.1%)* | *(0.8%)* | *2.7%* | *5.0%* |

### Operating income ($bn)


- 75% restructuring case
$5.7
$2.4
$3.2
$3.7
$4.3
$5.3
Illustrative market-low case¹
BCG case
Illustrative consensus²
Illustrative market-high case³
9/21 plan ⁴

| | | | | | |
|---|---|---|---|---|---|
| *Margin* | *5.5%* | *5.8%* | *6.7%* | *7.0%* | *7.9%* |

### EPS


- 75% restructuring case
$2.56
$1.06
$1.39
$1.68
$1.97
$2.37
Illustrative market-low case¹
BCG case
Illustrative consensus²
Illustrative market-high case³
9/21 plan ⁴

| | | | | |
|---|---|---|---|---|
| *13–16E CAGR (14.5%)* | *(5.1%)* | *(0.7%)* | *4.3%* | *11.8%* |

Note: Denali is currently covered by 33 research analysts; analysts have updated their forecast models post the Q3 earnings call
[1] Market-low based on Pacific Crest estimates as of 11/15/12, extrapolation to (2.0%) perpetuity growth rate, operating income margins stepped down to historical trough over last 5 years of 5.5%
[2] Consensus based on mean of Street estimates as of 1/11/13; extrapolation to (1.5%) perpetuity growth rate, margins held constant as % of revenue
[3] Market-high based on Sterne Agee estimates as of 11/15/12; to 2.0% perpetuity growth rate, margins held constant as % of revenue
[4] Based on Management's revised financial plan as of 9/21/12. Post formation of the 9/21 management plan, management has reduced FY13E share repurchases from $1,100mm to $700mm. No changes to subsequent periods

DENALI
9
J.P.Morgan

Preliminary Analysis – For Discussion Purposes Only Strictly Private and Confidential

Denali valuation observations – market-based approach

Implied value per share

Trading metrics1

Trading multiples

DEV1

Premiums1

$20.00

$17.50

$15.00

$12.50

$10.00

$7.50

$5.00

$18.32

$16.00

$16.25

$14.75

$15.00

$15.00

$14.50

$14.50

$14.00

$13.75

$13.75

$13.50

$13.50

$13.25

$12.75

$13.00 $12.25

$12.75

Median 27%

Salamander bid 12/4: $12.70

Median $12.00

$11.50

$11.75

Median 27%

Unaffected 1/11: $10.88

$11.00

$11.00

$10.25

$10.50

$10.00

$10.00

$10.00

Pre-GS report: $9.64

$8.86

$9.25

$9.00

$8.50

$8.25

$8.75

$8.00

$7.75

$8.00

$7.25

$5.50

52-week trading range

Analyst price targets

Illustrative market-low case

BCG case

llustrative consensus

Illustrative market-high case

FY14 int. plan

FY14 prelim. BoD plan

Illustrative market-low case

BCG case

Illustrative consensus case

Illustrative market-high case

FY14 int. plan

FY14 prelim. BoD plan

P / E

Historical LBO premiums

Cash adjusted EV / EBITDA

P / E

5.0–8.0x FY14-15E

Unaffected 1/11

Pre-GS report

4.0–5.5x

5.0–8.0x

FY14E

FY14E

8–50%

Source: Management estimates, Wall Street research, FactSet; market data as of 1/11/13

Note: All values rounded to nearest $0.25, except 52-week trading range and analyst price targets

1 For reference only

- BCG 75% restructuring case (10% phase-in)

INDUSTRY PERSPECTIVES AND DENALI VALUATION OBSERVATIONS

DENALI

10 J.P.Morgan

Preliminary Analysis – For Discussion Purposes Only Strictly Private and Confidential

Denali valuation observations – discounted cash flow approach

Implied value per share

Full run-rate margins vs. peers

$28.00

Uncertainty around costs to achieve

$27.50

Reinvestment needs

Impact on business

COGS pass-through / pricing

$24.00

$23.75

$21.25

75%1

$20.00

Consolidated margin: 10.4%

Xerox 9.1%

EUC FY14E EBIT margin: 10.7%

$18.75

50%1

$19.25

Consolidated margin: 8.9%

Hp 8.2%

EUC FY14E EBIT margin: 9.2% $

16.50

25%1

$16.25

$16.00

Consolidated FY14E EBIT margin: 7.4%

$16.75

EUC FY14E EBIT margin: 7.7%

CSC 5.6%

ASUS 5.2%

$13.50

lenovo 2.3%

acer 1.1%

$12.00

$11.50

$12.75

$13.25

Salamander bid 12/4: $12.70

$11.00

Unaffected 1/11: $10.88

$9.75

Pre-GS report: $9.64

$8.00

Illustrative market-low case

BCG case

BCG restructuring case

Illustrative consensus

Illustrative market-high case

9/21 plan

FY13-16E

FY13-16E

FY13-16E

FY13-16E

FY13-16E

FY13-16E

CAGR: (8.2%)

CAGR: (1.1%)

CAGR: (1.1%)

CAGR: (0.8%)

CAGR: 2.7%

CAGR: 5.0%

FY16E EBIT

FY16E EBIT

FY16E EBIT

FY16E EBIT

FY16E EBIT

FY16E EBIT

margin: 5.5%

margin: 5.8%

margin: 7.3% – 10.3%

margin: 6.7%

margin: 7.0%

margin: 7.9%

Source: Management estimates, Wall Street research, FactSet; market data as of 1/11/13 Note: All values rounded to nearest $0.25

1 Assumes 100% phase-in

INDUSTRY PERSPECTIVES AND DENALI VALUATION OBSERVATIONS

DENALI

11 J.P.Morgan

Preliminary Analysis – For Discussion Purposes Only Strictly Private and Confidential

Agenda

Page

Industry perspectives and Denali valuation observations 1

Leveraged finance market overview and potential LBO analysis 12

Appendix 17

PRESENTATION TO THE DENALI SPECIAL COMMITTEE

DENALI

12 J.P.Morgan

Preliminary Analysis – For Discussion Purposes Only Strictly Private and Confidential

High yield and leveraged finance market overview

U.S. new issuance volume ($bn)

Secondary yields hit all-time record lows

High Yield Bonds

Institutional Leveraged Loans

$293

$497

$543

$109

$186

$419

$455

$619

$575

109

175

155

38

147

259

223

325

275

184

322

388

71

39

160

232

294

300

2005

2006

2007*

2008

2009

2010

2011

2012

2013E

Source: J.P. Morgan; S&P LCD, *only represents priced supply

JPM HY Index

LCD-100 Index

Current and all-time low

YTW: 5.97%

Date: 1/11/13

8.5%

7.5%

6.5%

5.5%

5.97%

All-time low YTM: 5.80%

5.87%

Date: 10/31/12

Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan

Source: J.P. Morgan

2013 outlook

2012 market ended with record tight spreads and issuance

The leveraged finance markets have opened up 2013 with a strong tone and new issuance volume is likely to remain elevated

Volatility expected to return for political and economic reasons

Leveraged buyouts are being successfully financed, with the largest transaction in 2012 by an Apollo-led consortium acquiring EP Energy, a subsidiary of El Paso, for $7.2bn

Proposed Denali financing is significantly larger than any post-crisis transaction, but should be executable in current market environment

LEVERAGED FINANCE MARKET OVERVIEW AND POTENTIAL LBO ANALYSIS

DENALI

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Strictly Private and Confidential

LEVERAGED FINANCE MARKET OVERVIEW AND POTENTIAL LBO ANALYSIS

Sources and uses ($ in billions)

Sources Current JPM estimate

Excess balance sheet cash $7.1

Rollover debt $3.6

New funded debt $14.2

Founding shareholder equity $3.5

New cash equity $1.5

Total sources $29.8

Uses Current JPM estimate

Equity purchase price $22.7

Refinance existing debt $3.2

Rollover debt $3.6

Fees and expenses $0.4

Total uses $29.8

Total debt $17.8

LTM Debt / EBITDA 3.8x

Commentary

Potential for incremental $1.5bn in cash for the transaction based on preliminary tax structuring prepared by Denali management

Tax structuring and minimum cash continues to be discussed

Funded debt of $17.8bn would be reduced by $2bn with a strategic partner

Increase in total leverage from $15.0bn (3.2x EBITDA) to $17.8bn (3.8x EBITDA)

Bank receptivity to financing seems to be favorable

Minimum 4B rating likely required to achieve full debt quantum

Southeastern assumed not to roll

New cash equity up to $1.5bn

Note: Assumes transaction date of 7/31/13; Debt and cash as of 7/31/13; Amounts and structure are purely illustrative; leverageable EBITDA of $4,737

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Preliminary Analysis – For Discussion Purposes Only

Strictly Private and Confidential

LEVERAGED FINANCE MARKET OVERVIEW AND POTENTIAL LBO ANALYSIS

Leveraged buyout – illustrative ability to pay at various returns

Illustrative market – low case

BCG base case

BCG restructuring case – 25%

BCG restructuring case – 75%

Illustrative consensus

9/21 plan

20% 4.5-year IRR

$11.79

$13.23

$14.52

$17.08

$14.23

$16.81

25% 4.5-year IRR

$11.43

$12.67

$13.75

$15.88

$13.50

$15.66

30% 4.5-year IRR

$11.14

$12.23

$13.13

$14.92

$12.92

$14.73

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Strictly Private and Confidential

LEVERAGED FINANCE MARKET OVERVIEW AND POTENTIAL LBO ANALYSIS

Transaction pricing matrix

$ in millions, except per share data

Unaffected (1/11/13)

Implied offer price

Salamander (12/4)

Price $10.88 $12.70 $13.00 $13.25 $13.50 $13.75 $14.00 $14.50 $15.00

Incremental financing required1: $0 $539 $989 $1,438 $1,888 $2,338 $3,237 $4,137

Offer price premium / (discount) to:

Unaffected stock price of $10.88 0.0% 16.7% 19.5% 21.8% 24.1% 26.4% 28.7% 33.3% 37.9%

Pre-GS report price of $9.64 12.9% 31.7% 34.9% 37.4% 40.0% 42.6% 45.2% 50.4% 55.6%

3-month average of $9.99 8.9% 27.1% 30.1% 32.6% 35.1% 37.6% 40.1% 45.1% 50.1%

6-month average of $10.55 3.1% 20.3% 23.2% 25.6% 27.9% 30.3% 32.7% 37.4% 42.1%

Equity value $19,427 $22,698 $23,237 $23,686 $24,136 $24,586 $25,035 $25,935 $26,834

Enterprise value $14,281 $17,552 $18,091 $18,540 $18,990 $19,440 $19,889 $20,789 $21,688

Unaffected absolute premium $0 $3,270 $3,810 $4,259 $4,709 $5,158 $5,608 $6,507 $7,407

Unaffected premium to enterprise value 0.0% 22.9% 26.7% 29.8% 33.0% 36.1% 39.3% 45.6% 51.9%

EV/EBITDA

EBITDA

FY14E $4,372 3.3x 4.0x 4.1x 4.2x 4.3x 4.4x 4.5x 4.8x 5.0x

FY14E - Cash adjusted2 $4,372 4.3x 5.0x 5.1x 5.2x 5.4x 5.5x 5.6x 5.8x 6.0x

P/E

EPS

FY14E $1.67 6.5x 7.6x 7.8x 7.9x 8.1x 8.2x 8.4x 8.7x 9.0x

Source: Company filings, 9/21 plan, FactSet

1 Compared to $12.70 offer

2 Enterprise value adjusted for repatriation of foreign cash, assuming a friction cost of 35%

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Preliminary Analysis – For Discussion Purposes Only

Strictly Private and Confidential

PRESENTATION TO THE DENALI SPECIAL COMMITTEE

Agenda

Page

Industry perspectives and Denali valuation observations

1

Leveraged finance market overview and potential LBO analysis

12

Appendix

17

DENALI

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Preliminary Analysis – For Discussion Purposes Only

Strictly Private and Confidential

APPENDIX

Process calendar

January / February 2013

Sunday

Monday

Tuesday

Wednesday

Thursday

Friday

Saturday

13 14 15 16 17 18 19

Salamander investment committee meeting

Special Committee meeting with J.P. Morgan, Evercore, BCG and Debevoise to review valuation and strategic alternatives

Salamander to submit fully financed bid

Full Denali Board meeting

20 21 22 23 24 25 26 27 28 29 30 31 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23

Q4 FY13 earnings announcement

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*Strictly Private and Confidential*

# Summary conclusions of Bain review – provided for financing purposes

## Denali transformation and key enablers

- **Since 2009, Denali has undertaken a transformation to become an enterprise solutions provider for the mid-market design point**
  - Denali has improved its operating performance but has recently experienced some decline
- **Continued execution on $3.3bn productivity program underway to create two distinct business models**
- **GTM transformation requires substantial investment and acceleration**
- **Continue improvement to achieve leadership in customer advocacy and brand, particularly in mid-market**

## Strategic assessment by segment

**EUC**

- PC market expected to grow at 0-2% with significant headroom in emerging markets at lower price bands
- New business model has reduced complexity, improved profitability and strengthened competitive position in EUC
  - Denali gained profit pool share from 2009-2012 by executing key elements of transformation strategy
- However, recently lost market share due to exposure to developed markets and strength of Apple and Lenovo
- Opportunity to regain share by improving participation in lower price bands and expanding into tablets / connected solutions

**S&P**

- S&P is a revenue and margin enhancing adjacency where Denali is differentiated
- Focus on maximizing attach and aligning S&P / Support strategy to key Denali strategic priorities

**ESG**

- Has acquired complete IP stack with strength in servers, but has much room to grow in other segments
- New enterprise business model requires increased investment in sales, marketing and R&D

**Svcs**

- Services business has been built through acquisitions, but Support generates ~[***]% of profits
- Strategic priorities are to drive full potential in Support, improve margins in applications and BPO, and build cloud services business

**SW**

- Denali has built a $1.3bn+ business primarily through acquisitions (Quest)
- Strategic focus on mid-market across four priority domains to drive growth – systems mgmt., security, BI and applications

APPENDIX

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*[***] indicates information that has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Exchange Act and has been filed separately with the SEC.*

Preliminary Analysis – For Discussion Purposes Only
*Strictly Private and Confidential*

# Other strategic alternatives to potentially enhance shareholder value

| | | Benefits | Challenges |
|---|---|---|---|
| Enhanced Capital Distribution | Levered recap | + Levered share buyback should support current stock price and drive **EPS accretion** (signal undervaluation)<br>+ **Ample firepower** at A- rating | - **Limits strategic / financial flexibility** going forward<br>- **Low domestic cash flow** and **limited cash to pay interest** |
| | Dividend increase | + Utilize **strong free cash flow** to **increase dividend**<br>+ **Dividend payers rewarded** in the market | - **Currently expected to consume ~100% of U.S. cash flow**<br>- Signals **lack of attractive organic investment** opportunities<br>- Payout higher than peers<br>- **Diminishing marginal returns** with yields beyond 3.0-3.5% |
| Separation of EUC business | | + **Should remove revenue and margin volatility** and **improve financial stability**<br>+ Should eliminate long-term **secular pressure** from PC industry<br>+ Opportunity to focus investments on **higher growth / margin Enterprise business** | - **Loss of scale and intersegment synergies**<br>- Potential **impact on** remaining segments, including **S&P, Services and DFS**<br>- **Potentially diminished free cash flow and debt capacity**<br>- **Timing, feasibility and complexity in a challenged industry environment** |
| Transformative acquisitions | | + **Grow Enterprise, Software, and Services** businesses in targeted areas<br>+ Opportunity to **improve growth and margin profile**<br>+ **Synergy potential** allows for incremental value creation | - **Actionability** of targets of scale at reasonable valuations<br>- **Market not ascribing value for $11.5bn spent on acquisitions** since 2009<br>- Market reaction and **integration risk**<br>- **Interloper risk** for key assets<br>- **Limited currently available U.S. cash** |
| Sale to strategic | | + Immediate **value creation**<br>+ **De-risks standalone** plan | - **Uncertainty in macro environment**<br>- Transaction size likely a deterrent<br>- **Strategic buyer** for the entire business **is unlikely** |

APPENDIX
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Preliminary Analysis – For Discussion Purposes Only Strictly Private and Confidential

Illustrative comparison of potential value creation alternatives

Based on 9/21 plan

Implied value per share

Status quo (Discounted equity value)

Enhanced capital distribution

LBO

Recap

Dividend

Separation of EUC

Transformative acquisitions

Sale to strategic

$20.00

Dividend increase

Subject to acquisition target

Dependent on suitor

$18.00

$16.75

$16.00

$15.00

$14.50

$14.75

$14.00

$13.00

Salamander

bid 12/4:

$12.00

$13.00

$12.70

$11.75

Unaffected 1/11:

$11.25

$10.88

$10.00

Pre-GS report:

$9.64

$8.00

$6.00

6.5-8.0x FY14E P/E 15.0% cost of equity

4.5-year IRR: 20% - 30%

$1.5bn - $3.5bn Leveraged recapitalization

Moderate premium of ~1-2% based on S&P 500 precedents

Spin of EUC at 3.0x FY14E / EBITDA RemainCo: 6.0-7.0x FY14E EV / EBITDA

Source: Share price as of 1/11/13, 9/21 management case

Note: Values rounded to the nearest $0.25; Amounts and structure are purely illustrative; Actual amounts and structure will depend on a variety of factors

APPENDIX

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21 J.P.Morgan

Preliminary Analysis – For Discussion Purposes Only Strictly Private and Confidential

Separation of EUC business – preliminary assessment of potential value creation

Based on 9/21 plan

Scenario FY14E EV / EBITDA

Impact on Denali

Pro forma Denali valuation (FY14E EV / EBITDA)

Value of EUC

Dis-synergies

PF debt

PF cash

Debt / FY13E EBITDA

6.0x

7.0x

1

1.8x SpinCo debt / FY13E EBITDA

$2,000mm of cash at SpinCo

Spin of EUC 3.0x

SpinCo trades at 3.0x FY14E EV / EBITDA

Premium to current

$12.95

$13.92

$7,590

($550)

$4,556

$12,180

2.9x

19.0%

27.9%

Implied break-even EV / FY14E EBITDA:

3.9x

1.8x SpinCo debt / FY13E EBITDA

2

Spin-Merge of EUC with Lenovo1 3.0x

$550mm of synergies at Lenovo NewCo

PF Lenovo NewCo leverage of 3.2x and $7,202mm dividend to Lenovo shareholders to meet Morris Trust requirements

4.0x PF Lenovo NewCo FY14E EV / EBITDA

$13.57

$14.54

$7,590

($550)

$4,556

$14,180

2.9x

24.7%

33.6%

Implied break-even EV / FY14E EBITDA:

3.2x

Source: Management forecast, Wall Street research, FactSet

Note: Market data as of 1/11/13; Assumes transaction date of 1/11/13, assumes WholeCo current debt of $9,034mm and cash of $14,180mm

1 Lenovo is for illustrative purposes only

APPENDIX

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22 J.P.Morgan

Preliminary Analysis – For Discussion Purposes Only
Strictly Private and Confidential

# Current trading dynamics vs. peers

| | | CY13E FV/EBITDA | Cash adj. CY13E FV/EBITDA[1] | CY13E P / E |
|---|---|---|---|---|
| | Denali (Street) | 3.3x | 4.3x | 6.5x |
| | HP | 3.7x | 4.0x | 4.8x |
| EUC | ASUS | 5.9x | 5.9x | 10.9x |
| | Lenovo | 6.5x | 6.5x | 15.1x |
| | Acer | 7.1x | 7.1x | 23.2x |
| | | Median: 6.5x | Median: 6.5x | Median: 15.1x |
| S&P | Insight | 4.1x | 4.3x | 8.7x |
| | Tech Data[2] | 4.5x | 4.5x | 8.4x |
| | Ingram Micro[3] | 4.5x | 4.5x | 7.4x |
| | Avnet | 6.5x | 6.9x | 9.3x |
| | | Median: 4.5x | Median: 4.5x | Median: 8.6x |
| Enterprise | EMC | 8.1x | 8.6x | 13.5x |
| | Microsoft | 5.2x | 5.4x | 8.7x |
| | NetApp | 7.5x | 8.9x | 18.7x |
| | Oracle | 8.3x | 8.5x | 12.2x |
| | Cisco | 5.9x | 6.7x | 10.9x |
| | IBM | 8.5x | 8.7x | 11.7x |
| | | Median: 7.8x | Median: 8.6x | Median: 12.0x |
| Services | Wipro | 10.7x | 10.7x | 15.0x |
| | Xerox | 5.7x | 5.7x | 6.5x |
| | CSC | 4.1x | 4.2x | 15.6x |
| | | Median: 5.7x | Median: 5.7x | Median: 15.0x |
| Software | BMC Software | 7.7x | 7.9x | 13.4x |
| | Symantec | 6.3x | 6.6x | 13.5x |
| | CA | 5.2x | 5.3x | 10.0x |
| | | Median: 6.3x | Median: 6.6x | Median: 13.4x |

## 3-year NTM[4] FV/EBITDA


Denali
HP
PC
Enterprise
15.0x
12.0x
9.0x
6.0x
3.0x
0.0x
01/11/10
08/18/10
03/25/11
10/30/11
06/05/12
01/11/13
7.2x
6.4x
3.7x
3.3x

| | Denali | HP | EUC | Enterprise |
|---|---|---|---|---|
| Current | 3.3x | 3.7x | 7.2x | 6.4x |
| As of 11/30/12 | 2.7x | 3.2x | 6.6x | 6.3x |
| 1-year avg. | 3.3x | 3.9x | 6.0x | 6.7x |
| 2-year avg. | 3.6x | 4.1x | 6.3x | 7.1x |
| 3-year avg. | 3.8x | 4.7x | 6.5x | 7.6x |

## 3-year NTM[4] P/E

| | Denali | HP | EUC | Enterprise | S&P500 |
|---|---|---|---|---|---|
| Current | 6.5x | 4.8x | 12.1x | 11.5x | 12.8x |
| As of 11/30/12 | 5.8x | 3.8x | 11.7x | 11.3x | 12.1x |
| 1-year avg. | 6.6x | 4.9x | 11.4x | 11.9x | 12.5x |
| 2-year avg. | 7.4x | 5.8x | 11.1x | 12.5x | 12.3x |
| 3-year avg. | 8.4x | 7.0x | 11.2x | 13.2x | 12.6x |

Source: Company filings, FactSet (market data as of 1/11/13)
Note: Denali January FYE shown as calendar year; median excludes Denali and HP; Companies sorted by CY2012–13E organic revenue growth in descending order; EBIT and EPS include stock-based comp expense but exclude non-recurring items
[1] Firm value adjusted for repatriation of foreign cash, assuming a friction cost of 35%; [2] Tech Data not pro-forma for acquisition of select distribution companies from SDG; [3] Ingram Micro pro-forma for acquisition of Brightpoint; [4] NTM defined as next twelve months

APPENDIX
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Preliminary Analysis – For Discussion Purposes Only
*Strictly Private and Confidential*

# Industry outlook on the PC market continues to deteriorate

## Change in industry and analyst forecasts for PC and tablet shipments

PC shipment growth[1] | Tablet shipment growth[2]


Prior
Revised
Gartner
'12–'15E
7.4%
3.5%
IDC
'12–'15E
7.0%
4.1%
J.P.Morgan
'11–'13E
(2.8)%
2.3%
Morgan Stanley
'11–'13E
(4.7)%
1.1%
BARCLAYS
'12–'15E
(1.0%)
(4.1)%
Prior
Revised
32.3%
36.3%
25.8%
27.2%
53.7%
62.6%
35.6%
74.4%
21.4%
33.8%

## Change in CY13E[3] Street consensus estimates – Today vs. September 2012

| Company | % Δ in revenue | % Δ in EPS | Δ in market share %[4] |
|---|---|---|---|
| Denali | (3.2%) | (6.7%) | (0.1%) |
| hp | (6.5%) | (20.8%) | 0.9% |
| acer | (11.7%) | (35.9%) | (1.6%) |
| ASUS | 2.8% | 3.6% | 0.0% |
| lenovo | (1.0%) | 0.0% | 0.1% |

## Key observations

- **Significantly lowered PC forecasts driven by BYOD trends, extended refresh cycle, uncertain Windows 8 adoption and unexpected slowdown in enterprise Windows 7 upgrades**
- **Budget shifts toward other mobile devices starting to negatively impact PC growth in emerging markets**
- **Tablets continue to capture consumer mindshare, driven by increasing competition and rapidly improving technology and ecosystem options**
- **HP guidance forecasts 0-1% PC revenue growth for 2012-2015**

Source: Wall Street research, IDC, Gartner, J.P. Morgan, Barclays, Morgan Stanley
[1] Prior / Revised estimates: Gartner (Sep / Dec '12), IDC (Sep / Dec '12 preliminary data), J.P. Morgan (Sep / Dec '12), Morgan Stanley (May / Sep '12), Barclays (Aug / Nov '12)
[2] Prior / Revised estimates: Gartner (Sep / Dec '12), IDC (Sep / Dec '12), J.P. Morgan (Sep / Dec '12), Morgan Stanley (Apr / Sep '12), Barclays (Aug / Nov '12)
[3] CY13E represents Denali's FY14E (FYE January), HP's FY13E (FYE October), Lenovo's FY14E (FYE March); Today represents 1/11/13
[4] Represents IDC estimates on change in market share %, based on comparison of Q4 CY12 vs. Q3 CY12

APPENDIX
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Preliminary Analysis – For Discussion Purposes Only Strictly Private and Confidential

Deteriorating PC fundamentals have resulted in significantly reduced expectations for

Denali’s FY14E performance over the last 12 months

Consensus estimates – FY14E revenue ($ in billions)

2/21/12: FQ1’13 guidance in line with historical sequential decline of 4%1

5/22/12: FQ2’13 guidance in line with historical sequential increase of 2% to 4%

8/21/12: FQ3’13 guidance of 2% to 5% sequential decline

11/15/12: FQ4’13 guidance of 2% to 5% sequential increase

7/12/12: Board approved management plan

9/21/12: Revised Board reviewed management plan

12/19/12: FY14 internal plan (not Board approved)

$64.0

$63.7

$63.5

$63.5

$61.3

$61.1

$60.8

% since January: (12.6%)

$58.1

$57.7

$57.5

$55.9

$55.9

1/31/12

2/29/12

3/31/12

4/30/12

5/31/12

6/30/12

7/31/12

8/31/12

9/30/12

10/31/12

11/30/12

1/11/13

(Current)

Consensus estimates – FY14E EPS

2/21/12: FY13E EPS guided to be greater than FY12A EPS of $2.13

5/22/12: Disappointing start to new year but reaffirms FY13E EPS guidance

8/21/12: Lowers FY13E EPS guidance to $1.70

11/15/12: Reaffirms FY13E EPS guidance of at least $1.70

7/12/12: Board approved management plan

9/21/12: Revised Board reviewed management plan

12/19/12: FY14 internal plan (not Board approved)

$2.18

$2.18

$2.21

$2.00

$2.03

$2.03

$2.02

% since January: (16.5%)

$1.81

$1.79

$1.78

$1.67

$1.67

1/31/12

2/29/12

3/31/12

4/30/12

5/31/12

6/30/12

7/31/12

8/31/12

9/30/12

10/31/12

11/30/12

1/11/13

(Current)

FY14E consensus estimates, as of 1/11/13, are based on 33 research analysts

Source: Company filings, ThomsonOne

1 Represents a normalized sequential decline of 7% in revenue (in line with historical trends) after accounting for the 14th week included in FQ1’13

APPENDIX

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Preliminary Analysis – For Discussion Purposes Only Strictly Private and Confidential

Precedent domestic premiums analysis – 2009 to Q4 2012

1-day premium for domestic M&A >$1bn since 2009

(433 transactions)

37%

28%

23%

Salamander bid 12/4: 17%

(EV premium: 23%)

11%

Top quart.

Median

Mean

Bottom quart.

1-day premium for domestic LBOs >$1bn since 2009

(35 transactions)

35%

27%

23%

Salamander bid 12/4: 17%

(EV premium: 23%)

8%

Top quart.

Median

Mean

Bottom quart.

1-day premium for domestic M&A >$10bn since 2009

(24 transactions)

55%

30%

28%

Salamander bid 12/4: 17%

13%

(EV premium: 23%)

Top quart.

Median

Mean

Bottom quart.

1-day premium for 5 largest domestic LBOs since 2009

Premiums

Mean

Median

50%

5 largest LBOs since 2009

35%

36%

43%

36%

31%

17%

Salamander bid 12/4: 17% (EV premium: 23%)

Target

Ims

Burger king

Commscope

Del monte

Kci

Date

11/5/09

9/2/10

10/25/10

11/18/10

7/3/11

Size ($bn)

$5.8

$4.3

$4.3

$5.7

$6.4

Source: Company filings, FactSet

Note: Premiums based on unaffected share price prior to any transaction rumors; Data as of Q4 2012; Salamander’s premium based on closing share price of $10.88 on 1/11/13

APPENDIX

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26 J.P.Morgan

Preliminary Analysis – For Discussion Purposes Only Strictly Private and Confidential

Premia for the five largest domestic LBOs – 2000 to Q4 2012

Premiums

Mean

Median

36%

35%

5 largest LBOs since 2000

27%

24%

24%

23%

18%

Salamander bid 12/4: 17%

(EV premium: 23%)

Target

Harrahs

First Data

Txu energy

Alltel

HCA Hospital Corporation of America

Date

9/30/06

3/30/07

8/9/07

5/19/07

7/24/06

Transaction size ($bn)

$21.7

$29.7

$43.5

$28.6

$33.1

Source: Company filings, FactSet

Note: Premiums based on unaffected share price prior to any transaction rumors; Salamander’s premium based on closing share price of $10.88 on 1/11/13

APPENDIX

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27 J.P.Morgan